SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                   FORM 8-K/A
                                (AMENDMENT NO. 1)




                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): March 21, 1997


                           D & E COMMUNICATIONS, INC.
             (Exact Name of Registrant as Specified in its Charter)




         Pennsylvania                   000-20709             23-2837108
         ------------                   ---------             ----------
 (State or other jurisdiction          (Commission           (IRS Employer
       of incorporation)               File Number)      Identification Number)




         Brossman Business Complex,
124 East Main Street, P.O. Box 458, Ephrata, PA                  17522
-----------------------------------------------                  -----
     (Address of principal executive offices)                  (Zip Code)




       Registrant's telephone number, including area code: (717) 733-4101

                           D & E Communications, Inc.


The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K filed on April 7, 1997, as set forth hereto.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     The following financial statements and exhibits are filed as part of this Report, where indicated.

     (a) Financial Statements of business acquired.

     The audited financial statements of PCS One, Inc. as of December 31, 1996, and the related statements of operations and accumulated deficit, stockholders' equity and cash flows including footnotes and the report of the independent public auditors follow as listed on the Index to Financial Statements.

     (b) Pro Forma financial information.

     The required pro forma financial information follows as listed on the Index to Financial Statements.

     (c) Exhibits.

     Not Applicable.

                           D & E Communications, Inc.

                          Index to Financial Statements


PCS One, Inc.

December 31, 1996

     Report of Independent Public Auditors (McKonly & Asbury)            F - 1

     Balance Sheet                                                       F - 2

     Statement of Stockholders' Equity                                   F - 4

     Statement of Operations and Accumulated Deficit                     F - 6

     Statement of Cash Flows                                             F - 7

     Notes to Financial Statements                                       F - 9

D & E Communications, Inc. and Subsidiaries

December 31, 1996

     Pro Forma Combined Balance Sheet (Unaudited)                        F - 15

     Pro Forma Combined Income Statement (Unaudited)                     F - 16

     Notes to Unaudited Pro Forma Financial Statements                   F - 17

                          INDEPENDENT AUDITOR'S REPORT




To the Board of Directors of
PCS One, Inc.



We have audited the accompanying balance sheet of PCS One, Inc. (a New Jersey corporation in the development stage) as of December 31, 1996, and the related statements of operations and accumulated deficit, stockholders' equity and cash flows for the year then ended and for the period from inception (October 4, 1994) to December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of PCS One, Inc. as of December 31, 1996, and the results of its operations and its cash flows for the year then ended and for the period from inception to December 31, 1996, in conformity with generally accepted accounting principles.



/s/ McKonly & Asbury
--------------------------
McKonly & Asbury

Harrisburg, Pennsylvania
May 7, 1997

                                  PCS ONE, INC.
                          (A Development-Stage Company)

                                  BALANCE SHEET

                                DECEMBER 31, 1996



                                     ASSETS

                                                                      1996
                                                                  -----------

Current assets
     Cash and cash equivalents                                    $     4,329
     Deferred income taxes (note 10)                                   32,411
                                                                  -----------

                     Total current assets                              36,740

Long-term assets
     PCS license (note 4)                                          13,496,989
     System pre-operating costs (note 5)                              122,056
     Organizational costs (net of amortization
      of $133,614)                                                    261,131







                                                                  -----------
Total assets                                                      $13,916,916
                                                                  ===========





                     The accompanying notes are an integral
                       part of these financial statements.

                      LIABILITIES AND STOCKHOLDERS' EQUITY

                                                                       1996
                                                                   ------------
Current liabilities
     Line of credit - The D and E Group (note 6)                   $  1,559,041
     Accounts payable                                                   187,593
     Accrued interest                                                    59,374
                                                                   ------------

                      Total current liabilities                       1,806,008

Long-term liabilities
     Note payable - FCC (note 7)                                     11,878,574
                                                                   ------------

                      Total liabilities                              13,684,582
                                                                   ------------

Commitments and contingencies (note 11)

Stockholders' equity
     Class I Common Stock, $.001 per value;
      authorized 6,000,000 shares; issued
      and outstanding 4,800,000
      shares                                                              4,800

     Class II Common Stock, $.001 par value;
      authorized 57,975,000 shares;
      issued and outstanding 450,000 shares                                 450

     Preferred Stock, $.01 par value; authorized
      50,000,000 shares, of which 22,500,000 shares
      have been designated Series A Convertible Preferred
      Stock; issued and outstanding 22,000,000 Series A
      Convertible Preferred shares                                      220,000

     Additional paid-in capital                                          70,000

     Deficit accumulated during development stage                       (62,916)
                                                                   ------------
                      Total stockholders' equity                        232,334
                                                                   ------------
Total liabilities and stockholders' equity                         $ 13,916,916
                                                                   ============

                                  PCS ONE, INC.
                          (A Development-Stage Company)

                        STATEMENT OF STOCKHOLDER'S EQUITY

                  THE PERIOD FROM INCEPTION (OCTOBER 11, 1994)
                            THROUGH DECEMBER 31, 1996


                                                                                                               Deficit
                          Series A Convertible                                                               Accumulated
                             Preferred Stock     Class II Common Stock   Class I Common Stock   Additional      During
                         ---------------------   ---------------------   --------------------    Paid-In      Development
                          Shares       Amount     Shares       Amount     Shares      Amount     Capital         Stage      Total
                         --------     --------   --------    ---------   --------    --------   -----------  -----------  ----------
Balance, October
 11, 1994 through
 January 1, 1995                      $                      $                       $          $             $          $

Issuance of
 4,800,000 shares of
 Class I Common
 Stock at
 $.001 per share                                                         4,800,000     4,800                                  4,800

Issuance of
 450,000 shares
 of Class II
 Common Stock at
 $.001 per share                                  450,000           450                                                         450

Issuance of
 22,000,000 shares
 of Series A
 Convertible
 Preferred Stock
 at $1.00 per
 share                  22,000,000      220,000                                                 21,780,000               22,000,000

Net loss                                                                                                       (57,810)     (57,810)
                        ----------      -------   -------           ---  ---------    -----     ----------     -------  -----------

Balance,
 December 31,
 1995                   22,000,000      220,000   450,000           450  4,800,000      4,800   21,780,000     (57,810)  21,947,440
                        ----------      -------   -------           ---  ---------      -----   ----------     -------  -----------


                              (continued)

                                  PCS ONE, INC.
                          (A Development-Stage Company)

                   STATEMENT OF STOCKHOLDER'S EQUITY (Cont'd)

                  THE PERIOD FROM INCEPTION (OCTOBER 11, 1994)
                            THROUGH DECEMBER 31, 1996

                                                                                                               Deficit
                          Series A Convertible                                                               Accumulated
                             Preferred Stock     Class II Common Stock   Class I Common Stock   Additional      During
                         ---------------------   ---------------------   --------------------    Paid-In      Development
                          Shares       Amount     Shares       Amount     Shares      Amount     Capital         Stage      Total
                         --------     --------   --------    ---------   --------    --------   -----------  -----------  ----------
Balance,
 January 1,
 1996 (brought
 forward)               22,000,000    $220,000     450,000     $450      4,800,000   $4,800   $21,780,000    $(57,810)  $21,947,440

Return of
 additional
 paid-in
 capital                                                                                      (21,710,000)              (21,710,000)

Net loss                                                                                                       (5,106)       (5,106)
                        ----------    --------     -------     ----      ---------   ------   -----------    --------   -----------

Balance,
 December 31,
 1996                   22,000,000    $220,000     450,000     $450      4,800,000   $4,800   $    70,000    $(62,916)  $   232,334
                        ==========    ========     =======     ====      =========   ======   ===========    ========   ===========




              The accompanying notes are an integral part of these
                              financial statements.

                                  PCS ONE, INC.
                          (A Development-Stage Company)

                STATEMENTS OF OPERATIONS AND ACCUMULATED DEFICIT

                    FOR THE YEAR ENDED DECEMBER 31, 1996 AND
              THE PERIOD FROM INCEPTION (OCTOBER 11, 1994) THROUGH
                                DECEMBER 31, 1996


                                                                     Period From
                                                                      Inception
                                                                       Through
                                                                      December
                                                      1996            31, 1996
                                                   ----------        ----------

Revenues                                            $       0         $       0
                                                    ---------         ---------

Operating expenses
     Amortization expense                              66,807           133,614
     Auction administration                            70,602            70,602
     Marketing                                         25,549            25,549
     Other                                             79,036            79,631
                                                    ---------         ---------

Total operating expenses                              241,994           309,396
                                                    ---------         ---------

Loss from operations                                 (241,994)         (309,396)

Other income
     Interest income                                  100,477           110,069
                                                    ---------         ---------

Loss before provision for income
 taxes and extraordinary item                        (141,517)         (199,327)

Provision for income tax (benefit)
 (note 10)                                            (32,411)          (32,411)
                                                    ---------         ---------

Net loss before extraordinary items                  (109,106)         (166,916)

Extraordinary income (less applicable
 income taxes of $0) (note 8)                         104,000           104,000
                                                    ---------         ---------

Net (loss) income                                      (5,106)          (62,916)

Retained earnings (deficit) - beginning               (57,810)
                                                                      ---------

Retained earnings (deficit) - ending                $ (62,916)        $ (62,916)
                                                    =========         =========

Earnings (loss) per share (note 2)
     Before extraordinary item                      $  (.0040)        $  (.0061)
     Extraordinary item                                 .0038             .0038
                                                    ---------         ---------

Total                                               $  (.0002)        $  (.0023)
                                                    =========         =========


                     The accompanying notes are an integral
                       part of these financial statements.

                                  PCS ONE, INC.
                          (A Development-Stage Company)

                            STATEMENTS OF CASH FLOWS

                    FOR THE YEAR ENDED DECEMBER 31, 1996 AND
              THE PERIOD FROM INCEPTION (OCTOBER 11, 1994) THROUGH
                                DECEMBER 31, 1996


                                                                           Period From
                                                                            Inception
                                                                             Through
                                                                             December
                                                         1996                31, 1996
                                                      -----------           ----------
Cash flows from operating activities
     Net loss                                         $     (5,106)      $    (62,916)
     Adjustments to reconcile net loss
      to net cash provided by operating
      activities
         Amortization                                       66,807            133,614
         (Increase) decrease in
              Deferred income taxes                        (32,411)           (32,411)
         Increase (decrease) in
              Advance - GSC                               (104,000)
              Accounts payable                             174,691            187,593
              Accrued interest                              59,374             59,374
                                                      ------------       ------------

                      Net cash provided by
                       operating activities                159,355            285,254
                                                      ------------       ------------

Cash flows from investing activities
     Acquisition of PCS license                        (13,496,989)       (13,496,989)
     System pre-operating costs                           (122,056)          (122,056)
     FCC auction deposit                                18,000,000
     Organizational costs                                  (60,712)          (394,745)
                                                      ------------       ------------

                      Net cash provided by (used
                       in) investing activities          4,320,243        (14,013,790)
                                                      ============       ============




                                   (continued)

                                  PCS ONE, INC.
                          (A Development-Stage Company)

                        STATEMENTS OF CASH FLOWS (Cont'd)

                    FOR THE YEAR ENDED DECEMBER 31, 1996 AND
              THE PERIOD FROM INCEPTION (OCTOBER 11, 1994) THROUGH
                                DECEMBER 31, 1996


                                                                         Period From
                                                                          Inception
                                                                           Through
                                                                           December
                                                          1996             31, 1996
                                                       -----------        ----------
Cash flows from financing activities
     Proceeds from the issuance of Class I
      Common Stock                                                              4,800
     Proceeds from the issuance of Class II
      Common Stock                                                                450
     Proceeds from the issuance of Series A
      Convertible Preferred Stock                                          22,000,000
     Return of capital                                 (21,710,000)       (21,710,000)
     Increase (decrease) in
         Line of credit - The D and E Group              1,559,041          1,559,041
         Note payable to FCC                            11,878,574         11,878,574
                                                      ------------       ------------

                      Net cash provided by (used
                       in) financing activities         (8,272,385)        13,732,865
                                                      ------------       ------------

Net increase (decrease) in cash                         (3,792,787)             4,329

Cash and cash equivalents - beginning                    3,797,116
                                                      ------------       ------------

Cash and cash equivalents - ending                    $      4,329       $      4,329
                                                      ============       ============





                     The accompanying notes are an integral
                       part of these financial statements.

                                  PCS ONE, INC.
                          (A Development-Stage Company)

                          NOTES TO FINANCIAL STATEMENTS



 1.  DEVELOPMENT-STAGE RISKS

     PCS One, Inc. (the Company) is a development-stage company incorporated in New Jersey on October 11, 1994. The Company was created to provide personal communication services in selected basic trading areas throughout the United States. These services will be offered on the personal communication service band which is currently being pursued via the Federal Communication Commission (FCC) C Block competitive licensed auctions.

     The Company has incurred losses since its inception and is subject to risks associated with being a development-stage company. Substantial financing will be required by the Company to fund development of the operating systems and to fund operations for the first several years. There is no assurance that such financing will be available when needed or that the Company's planned services will be commercially successful.

     There was no activity of the Company from October 11, 1994 through December 31, 1994.


 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Cash and Cash Equivalents

     The Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents. Cash equivalents at December 31, 1996 consist of investments in money repurchase agreements.

     Nature of Operations and Concentration of Credit Risk

     The Company has acquired the C Band license to provide wireless communications services to the Lancaster, Pennsylvania market area. The Company may be affected by general business conditions, zoning laws, and existing competitors within this defined area.

     Organizational Costs

     Organizational costs of $394,745 have been capitalized and represent the legal fees, professional fees and other costs of bringing the Company into legal existence and negotiating certain agreements. These costs are amortized to expense over a 60-month period. Amortization expense related to these organizational costs for the year ended December 31, 1996 was $66,807.

     Income Taxes

     The Company follows the accounting provisions of SFAS No. 109, Accounting for Income Taxes. SFAS No. 109 requires the liability method of accounting for deferred income taxes.

                                   (continued)

                                  PCS ONE, INC.
                          (A Development-Stage Company)

                     NOTES TO FINANCIAL STATEMENTS (Cont'd)



 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Cont'd)

     Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Common Stock

     The Company is authorized to issue 6,000,000 shares of Class I Common Stock, $.001 par value (the "Class I Common Stock") and 57,975,000 shares of Class II Common Stock, $.001 par value (the "Class II Common Stock" and together with the Class I Common Stock, the "Common Stock"). At December 31, 1996, 4,800,000 shares of Class I Common Stock and 450,000 shares of Class II Common Stock were issued and outstanding.

     The Class I Common Stock is entitled to such number of votes per share as is required so that the outstanding shares of Class I Common Stock at all times represent a majority of the votes held by the outstanding Class I Common Stock, the Class II Common Stock, and the Preferred Stock, voting together as a single class. The Class II Common Stock will be entitled to one vote per share.

     At such time as the Company is no longer required to maintain voting control in the Control Group under applicable FCC regulations, each share of Class I Common Stock will automatically convert into one share of Class II Common Stock.

     Preferred Stock

     The Company is authorized to issue 50,000,000 shares of Preferred Stock (the "Preferred Stock"), 22,500,000 of which have been designated Series A Convertible Preferred Stock, $.01 per value (the "Convertible Preferred Stock"). At December 31, 1996, 22,000,000 shares of the Convertible Preferred Stock were issued and outstanding. Each share of Series A Convertible Preferred Stock shall have voting privileges equivalent to the number of shares of Class II Common Stock into which the Preferred Stock is convertible. Each share of Convertible Preferred Stock is convertible at any time into the Company's Class II Common Stock at a conversion price of $1 per share. This stock is redeemable in certain circumstances after ten years.




                                   (continued)

                                  PCS ONE, INC.
                          (A Development-Stage Company)

                     NOTES TO FINANCIAL STATEMENTS (Cont'd)



 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Cont'd)

     Earnings Per Share

     Earnings per share are computed by dividing the loss by the weighted average number of common shares and common stock equivalents outstanding for each period. Common shares outstanding at December 31, 1996 consisted of 4,800,000 shares of Class I Common Stock and 450,000 shares of Class II Common Stock. Common Stock equivalents outstanding at December 31, 1996 consisted of 22,000,000 shares of Series A Convertible Preferred Stock. Each share of the Series A Convertible Preferred Stock is equivalent to one share of common stock.


 3.  FEDERAL COMMUNICATIONS COMMISSION AUCTION DEPOSIT

     The Company had deposited $18,000,000 with the FCC as an up front payment in order to qualify as a bidder in the C Band competitive licensed auctions. During 1996, the Company won the Lancaster, Pennsylvania license and the deposit was refunded. At the same time, the Company returned $21,710,000 of additional paid-in capital to the stockholders.


 4.  PCS LICENSE

     The Company was the successful bidder for the Lancaster, Pennsylvania C Band license. A total of $13,198,416 was paid for the license, of which 90%, or $11,878,574, was financed by the FCC (see note 7). The Company has capitalized interest costs of $298,573 which were incurred to finance the license since date of acquisition. Amortization of the licensing costs will begin with the commencement of service to customers.


 5.  SYSTEM PRE-OPERATING COSTS

     System pre-operating costs in the amount of $122,056 at December 31, 1996 represent the cost of engineering fees, permits, and studies to develop the Lancaster, Pennsylvania digital wireless communication system. These costs will be depreciated over the estimated useful life of the system once the system becomes operational.



                                   (continued)

                                  PCS ONE, INC.
                          (A Development-Stage Company)

                     NOTES TO FINANCIAL STATEMENTS (Cont'd)



 6.  LINE OF CREDIT - THE D AND E GROUP

     Line of credit, in the amount of $1,559,040 at December 31, 1996 to The D and E Group (a related party) is payable within 270 days of demand and bears interest at The Wall Street Journal prime rate plus 2% (a total of 10.25 percent at December 31, 1996). The agreement permits the Company to borrow up to $14,000,000. The proceeds of the loan may only be used for the acquisition of the Lancaster PCS license and, subject to The D and E Group approval, for the design, construction and operation of the Lancaster PCS system.

     The weighted-average interest rate under this agreement was 10.25% in 1996.


 7.  LONG-TERM DEBT

     Long-term debt at December 31, 1996 consisted of the following:

                                                                       Amount
                                                                    -----------
     Note payable to Federal Communications Commission
     requires quarterly payments of interest only
     through September 30, 2002; commencing December
     31, 2002, payments of principal and interest of
     $857,628 are due through June 30, 2006.
     Effective March 31, 1997, the FCC suspended
     interest payments until further notice. (See
     note 12)                                                       $11,878,574
                                                                    ===========

     The Company incurred interest costs of $298,573 during the year ended December 31, 1996 and paid interest of $239,199.

     There are no scheduled maturities of long-term debt within the next five years.


8.   EXTRAORDINARY ITEM

     Extraordinary item of $104,000 of income in 1996 arose from the forgiveness of an advance to the Company by a corporation controlled by a director/shareholder of the Company. The transaction is considered to be both unusual in nature and infrequent in occurrence, thus meeting the criteria for recognition as an extraordinary item.



                                   (continued)

                                  PCS ONE, INC.
                          (A Development-Stage Company)

                     NOTES TO FINANCIAL STATEMENTS (Cont'd)



 9.  RELATED PARTY TRANSACTIONS

     The line of credit - The D and E Group constitutes a related party note since The D and E Group owned 9.17% of the Company. The D and E Group is 80% owned by D & E Communications, Inc., which acquired the Company through merger in March 1997 (see note 12).


10.  DEFERRED INCOME TAXES

     The Company provides deferred income taxes for temporary differences between amounts reported for financial reporting and income tax purposes. As of December 31, 1996, there were no deferred tax liabilities. Deferred tax assets consist of the following:

                                                               Amount
                                                            -----------
           Tax benefit of net operating
            loss carryforwards - Federal                    $    32,411
           Less valuation allowance                                   0
                                                            -----------

                                                            $    32,411
                                                            ===========

     As a result of the merger agreement with D & E Communications, Inc. in 1997 (see note 12),the tax benefits of the loss carryforwards are expected to be realized. The net operating loss carryforwards are available to offset future federal taxable income through the year 2011.

     The Company paid no income taxes in 1996.


11.  COMMITMENTS AND CONTINGENCIES

     Pursuant to agreements between the Company and its shareholders, the Company is required to offer to each Series A Convertible Preferred shareholder the right of first refusal, subject to certain restrictions, to purchase new securities to be issued by the Company. The Company also agreed to reserve sufficient shares of unissued Class II common stock to enable the Series A Convertible Preferred Shareholders to exercise their conversion rights. In addition, the Series A shareholders have the right of first refusal to purchase any Class I common stock shares offered for sale by any current Class I shareholders.




                                   (continued)

                                  PCS ONE, INC.
                          (A Development-Stage Company)

                     NOTES TO FINANCIAL STATEMENTS (Cont'd)



11.  COMMITMENTS AND CONTINGENCIES (Cont'd)

     The Company has entered into a participation agreement with Red Rose Communications, Inc. and The D and E Group (a related party - see note 9) whereby Red Rose Communications, Inc. has the right of first offer, and the right to match any offer, should the Company decide to sell the Lancaster, Pennsylvania PCS license.

     Following the approval of the Plan of Merger with D & E Communications, Inc. on February 20, 1997 (see note 12), the Series A Convertible Preferred Stock has been effectively retired, and the above agreements have no further impact.

     The Company has entered into a contract to purchase engineering services in connection with locating, acquiring and testing antenna sites for the Lancaster PCS system. The contract calls for total fees not to exceed approximately $280,000. Of this amount, $129,846 has been paid or is recorded as accounts payable at December 31, 1996.


12.  SUBSEQUENT EVENTS

     On February 20, 1997, the shareholders consented to grant bonus options to purchase 2,000,000 shares of Class II common stock at the exercise price of $.0132 per share to 2 shareholders. These options were exercised in March, 1997.

     On February 20, 1997, the shareholders consented to grant reserved share options to purchase 475,000 shares of Class II common stock at the exercise price of $.0132 per share to 5 shareholders. These options were exercised in March, 1997.

     On February 20, 1997, the shareholders of the Company approved a Plan of Merger pursuant to which the Company was merged with and into D & E Communications, Inc. (D & E). The merger agreement calls for the equivalent of $8,000,000 in D & E Communications, Inc. stock, less the Company's costs and expenses of the merger plus one-half of D & E's costs and expenses, to be exchanged for all of the issued and outstanding Class I Common Stock, Class II Common Stock, and Series A Convertible Preferred Stock of the Company. On March 21, 1997 the merger was completed, pursuant to which a total of 340,585 shares of D & E stock were issued in the exchange, which is intended to be qualified as a tax-free reorganization under Internal Revenue Code Section 368.

     On March 31, 1997, The Federal Communication Commission suspended interest payments on its loan until further notice. The interest will still accrue at the original interest rate.

                   D & E COMMUNICATIONS, INC. AND SUBSIDIARIES
                        PRO FORMA COMBINED BALANCE SHEET
                                DECEMBER 31, 1996
                                   (UNAUDITED)



                                                                    D&E              PCS             PRO FORMA         The COMPANY
                                                               Communications        One            Adjustments         PRO FORMA
                                                               --------------   -------------     --------------      ------------
                                 ASSETS
CURRENT ASSETS
      Cash and cash equivalents ..........................     $     312,125    $       4,329              --         $    316,454
      Accounts receivable ................................         8,454,775                0     ($  1,618,415)(C)      6,836,360
      Accounts receivable and note receivable -
         affiliated companies ............................         1,028,780                0              --            1,028,780
      Inventories, lower of cost or market, at
         average cost ....................................         1,009,904                0              --            1,009,904
      Prepaid expenses ...................................         2,406,465                0              --            2,406,465
      Other current assets ...............................         1,393,336           32,411              --            1,425,747
                                                               -------------    -------------     -------------       ------------
           TOTAL CURRENT ASSETS ..........................        14,605,385           36,740        (1,618,415)        13,023,710
                                                               -------------    -------------     -------------       ------------
INVESTMENTS
      Investments in affiliated companies ................         9,580,320                0              --            9,580,320
      Other ..............................................           327,403                0              --              327,403
                                                               -------------    -------------     -------------       ------------
                                                                   9,907,723                0                 0          9,907,723
                                                               -------------    -------------     -------------       ------------
PROPERTY, PLANT AND EQUIPMENT
      Telephone plant in service .........................       110,961,586                0              --          110,961,586
      Under construction .................................         1,233,340          122,056              --            1,355,396
                                                               -------------    -------------     -------------       ------------
                                                                 112,194,926          122,056                 0        112,316,982
      Less accumulated depreciation ......................        47,207,238                0              --           47,207,238
                                                               -------------    -------------     -------------       ------------
                                                                  64,987,688          122,056                 0         65,109,744
                                                               -------------    -------------     -------------       ------------
OTHER ASSETS
      Unamortized software costs .........................           126,825                0              --              126,825
      PCS License ........................................                 0       13,496,989         8,028,797 (A)     21,525,786
      Accounts receivable - affiliated company ...........           101,342                0              --              101,342
      Other ..............................................         1,826,978          261,131          (261,131)(B)      1,826,978
                                                               -------------    -------------     -------------       ------------
                                                                   2,055,145       13,758,120         7,767,666         23,580,931
                                                               -------------    -------------     -------------       ------------
      TOTAL ASSETS .......................................     $  91,555,941    $  13,916,916     $   6,149,251       $111,622,108
                                                               =============    =============     =============       ============

               LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
      Notes payable ......................................     $   7,140,000    $   1,559,041     ($  1,559,041)(C)   $  7,140,000
      Long-term debt maturing within one year ............         1,220,158                0              --            1,220,158
      Accounts payable ...................................         6,499,496          187,593           165,000 (D)      6,852,089
      Accounts payable - affiliated companies ............           196,941                0              --              196,941
      Accrued taxes ......................................           493,546                0              --              493,546
      Accrued interest and dividends .....................           468,780           59,374           (59,374)(C)        468,780
      Advance billings, customer deposits & other ........         2,842,432                0              --            2,842,432
                                                               -------------    -------------     -------------       ------------
           TOTAL CURRENT LIABILITIES .....................        18,861,353        1,806,008        (1,453,415)        19,213,946
                                                               -------------    -------------     -------------       ------------
LONG-TERM DEBT ...........................................        24,888,193       11,878,574                           36,766,767
                                                               -------------    -------------     -------------       ------------
OTHER LIABILITIES
      Deferred income taxes ..............................         6,545,013                0              --            6,545,013
      Regulatory liability, net ..........................           778,783                0              --              770,783
      Accrued retirement benefits ........................         1,565,438                0              --            1,565,438
      Other ..............................................           108,835                0              --              108,835
                                                               -------------    -------------     -------------       ------------
                                                                   8,998,069                0              --            8,998,069
                                                               -------------    -------------     -------------       ------------
MINORITY INTEREST ........................................           229,973                0              --              229,973
                                                               -------------    -------------     -------------       ------------
PREFERRED STOCK, par value $100, cumulative, callable
      at par, at the option of
      the Company, authorized 20,000,000 shares,
      outstanding:
      Series A 4 1/2%, 14,456 shares .....................         1,445,600                0              --            1,445,600
                                                               -------------    -------------     -------------       ------------
COMMITMENTS
SHAREHOLDERS' EQUITY
      Common stock, par value $.16, authorized shares ....           918,508                0            54,494 (D)        973,002
         30,000,000 and Outstanding shares:
                            5,740,674 at December 31, 1996
      Common Stock .001 Par value (Class I) ..............                              4,800            (4,800)(E)              0
      Common Stock .001 Par value (Class II) .............                                450              (450)(E)              0
      Preferred Stock .01 Par value ......................                            220,000          (220,000)(E)              0
      Additional paid-in capital .........................         2,020,656           70,000         7,710,506 (D)(F)   9,801,162
      Unearned ESOP Compensation .........................          (950,740)            --                --             (950,740)
      Retained earnings.(Deficit) ........................        35,144,329          (62,916)           62,916 (G)(B)  35,144,329
                                                               -------------    -------------     -------------       ------------
                                                                  37,132,753          232,334         7,602,666         44,967,753
                                                               -------------    -------------     -------------       ------------
      TOTAL LIABILITIES, MINORITY INTEREST,
      PREFERRED STOCK AND SHAREHOLDERS'
      EQUITY .............................................     $  91,555,941    $  13,916,916     $   6,149,251       $111,622,108
                                                               =============    =============     =============       ============

                   D & E COMMUNICATIONS, INC. AND SUBSIDIARIES
                       PRO FORMA COMBINED INCOME STATEMENT
                                DECEMBER 31, 1996
                                   (UNAUDITED)


                                                                        D & E               PCS        PRO FORMA        The COMPANY
                                                                    Communications          One       Adjustments        PRO FORMA
                                                                    --------------          ---       -----------       -----------
OPERATING REVENUES
     Local network services..................................         $8,654,554             $0           -              $8,654,554
     Network access services.................................         15,842,753              0           -              15,842,753
     Long distance network services..........................          4,182,000              0           -               4,182,000
     Directory advertising...................................          2,939,846              0           -               2,939,846
     Sales & services........................................         10,934,642              0           -              10,934,642
     Other...................................................          1,842,581              0           -               1,842,581
                                                                      ----------     ----------        -----------       ----------
       Total operating revenues..............................         44,396,376              0                          44,396,376

OPERATING EXPENSES
     Network operations......................................          6,034,923              0           -               6,034,923
     Network access..........................................          1,830,638              0           -               1,830,638
     Depreciation and Amortization...........................          7,258,260         66,807            (66,807)(H)    7,258,260
     Customer services.......................................          1,707,967              0           -               1,707,967
     Financial and administrative services...................          5,397,382              0           -               5,397,382
     Directory and other, net................................          1,837,574              0           -               1,837,574
     Operating taxes, other than income......................          1,486,918              0           -               1,486,918
     Costs of products sold..................................          4,995,773              0           -               4,995,773
     Other expenses..........................................          5,448,153        175,187           -               5,623,340
                                                                      ----------     ----------        -----------       ----------
       Total operating expenses..............................         35,997,588        241,994            (66,807)      36,172,775
                                                                      ----------     ----------        -----------       ----------

       Operating income......................................          8,398,788       (241,994)            66,807        8,223,601
                                                                      ----------     ----------        -----------       ----------

OTHER INCOME (EXPENSE)
     AFUDC...................................................             75,696              0           -                  75,696
     Equity in net loss of affiliates........................            754,505              0           -                 754,505
     Interest income (expense)...............................         (2,590,564)       100,477           -              (2,490,087)
     Other, net..............................................            (65,235)             0           -                 (65,235)
                                                                      ----------     ----------        -----------       ----------
       Total other income (expense)..........................         (1,825,598)       100,477                  0       (1,725,121)
                                                                      ----------     ----------        -----------       ----------

          Income before minority interest,
               subsidiary preferred stock
               dividends and income taxes....................          6,573,190       (141,517)            66,807        6,498,480

MINORITY INTEREST............................................             74,586              0           -                  74,586
                                                                      ----------     ----------        -----------       ----------

          Income before subsidiary preferred
               stock dividends and income taxes..............          6,647,776       (141,517)            66,807        6,573,066

DIVIDENDS ON UTILITY SERIES A 4 1/2%
     PREFERRED STOCK.........................................             70,473              0           -                  70,473
                                                                      ----------     ----------        -----------       ----------

          Income before extraordinary items
               and income taxes..............................          6,577,303       (141,517)            66,807        6,502,593

EXTRAORDINARY INCOME.........................................                  0        104,000           -                 104,000
                                                                      ----------     ----------        -----------       ----------

          Income before income taxes.........................          6,577,303        (37,517)            66,807        6,606,593

INCOME TAXES.................................................          2,667,337        (32,411)            22,700(J)     2,657,626
                                                                      ----------     ----------        -----------       ----------

NET INCOME...................................................         $3,909,966        ($5,106)           $44,107       $3,948,967
                                                                      ==========     ==========        ===========       ==========

     Average Common Shares Outstanding.......................          5,728,067     29,725,000        (29,384,415)(I)    6,068,652

     Earnings Per Common Share...............................              $0.68              0           -                   $0.65

     Dividends per Common Share..............................              $0.39              0           -                   $0.39


                   D & E Communications, Inc. and Subsidiaries

Notes to Unaudited Pro Forma Financial Statements

         The following pro forma financial information is given with respect to the merger of PCS One with and into D & E. The pro forma balance sheet is presented as of December 31, 1996, which is the most recent period for which a consolidated balance sheet of D & E is required. The pro forma condensed statements of income are presented as of December 31, 1996. The pro forma presentation shows (i) the combined balance sheet as if the merger had occurred prior to December 31, 1996, and (ii) the combined income statements of D & E as if the merger had occurred previous to the period indicated.

A Adjustment to record acquisition costs associated with the PCS license.

B Adjustment to write-off the organization costs of PCS One.

C Adjustment to reflect the elimination of D & E's note receivable from PCS One and the corresponding debt recorded at PCS One.

D Adjustment to record accrued merger costs and par value at $0.16 per share of Company Common Stock to be issued and outstanding. The number of shares of Common Stock was calculated using the $8,000,000 purchase price, less agreed upon costs of $165,000, divided by $23.00. The agreement states that the $8,000,000 less costs be divided by the weighted average closing price of the D & E Common Shares were traded immediately preceding the Closing Date, but no less than $23.00, and no more than $27.00. The adjustment is summarized below:

Common Stock:
         Purchase price                                            $8,000,000
         Less accrued costs                                          (165,000)
         Price per share                                               $23.00
         Number of shares issued, net of fractional shares            340,585
         Par Value per share                                            $0.16
         Par Value                                                    $54,494

E Adjustment to reflect the elimination of PCS One (1) Common Stock and (2) Preferred Stock as a result of the acquisition.

F Adjustment to eliminate the additional paid-in capital ("APIC") of PCS One and, increase APIC by amount of issuance of common stock for the acquisition of PCS One.

G Adjustment to eliminate the retained earnings of PCS One.

H Adjustment to eliminate amortization of PCS One organization costs.

I Adjustment to increase the number of common shares outstanding as a result of the following:


         Total D & E Communications, Inc.                             5,728,067
         Total PCS One, Inc.                                         29,725,000
                                                                    -----------
                                                                     35,453,067
         Less - PCS One - Class I Common Shares                      (4,800,000)
         Less - PCS One - Class II Common Shares                       (450,000)
         Less - PCS One - Preferred Shares                          (22,000,000)
         Less - PCS One - Class II Common Stock Options              (2,475,000)
         Plus - D & E Common Shares issued for the acquisition          340,585
                                                                    -----------
         Total                                                        6,068,652

         The PCS One Class II Common Stock options granted prior to the merger were granted below the market value per share implicit in the merger. Compensation cost of approximately $633,000 resulted from this transaction, which has not been included in the Pro Forma Combined Income Statement. The 2,475,000 shares issuable pursuant to the options are shown as outstanding for the year presented in the Pro Forma Combined Income Statement.

J Adjustment to record additional consolidated income tax expense resulting from pro forma adjustments to the Pro Forma Combined Income Statement.

                           D & E Communications, Inc.

                                   Signatures


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    D & E COMMUNICATIONS, INC.
                                    (Registrant)


Date: June 4, 1997                  By:   /s/ Thomas E. Morell
                                          -----------------------------------
                                          Mr. Thomas E. Morell, Vice President,
                                          Chief Financial Officer and Treasurer